Third Quarter 2007 Earnings Release October 26, 2007

Chairman, President & Chief Executive Officer President, Horizon Lines, LLC President, Horizon Logistics, LLC Executive Vice President & Chief Financial Officer Chuck Raymond – John Keenan – Brian Taylor – Mark Urbania –Introduction and Overview – Shipping Review – Logistics Review – Financial Review – Questions and Answers
Earnings Call Agenda

within the meaning of the Private Such statements that and, accordingly, involve estimates, assumptions, judgments and There are a number of factors that could cause Such factors are Forward-Looking Statements Risks, Uncertainties, Other Factors with Respect to “Forward- Looking Statements”: Certain statements contained in this presentation constitute “forward-looking statements” Securities Litigation Reform Act of 1995. are not of historical fact constitute “forward-looking statements” uncertainties. actual results or outcomes to differ materially from those addressed in the “forward-looking statements”. detailed in the Horizon Lines, Inc.’s Form 10-K and Form 10-Q filed with the Securities and Exchange Commission on March 2, 2007 and July 27, 2007, respectively.

Third Quarter 2007 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Introduction and Overview

Highlights 3rd Quarter 2007 –
Operating Revenue
Adjusted EPS surpasses 2006 third quarter Adjusted EPS Unit revenue improvements, EDGE savings and cost controls combine to nearly overcome volume weakness Refinancing completed Creation of Horizon Logistics, LLC Aero Logistics acquisition completed Logistics and vessel safety & environmental excellence awards received Adjusted Operating Income Adjusted Diluted EPS 5-

Third Quarter 2007 Earnings Release John Keenan President, Horizon Lines, LLC Shipping Review
6-

3rd Quarter Volume Update –
· line in strong seafood exercise from to reefer decline remains Northbound military growing rebounding continues in down in higher year, levels growth segments volume economic and volume share, volume the 2006 with Rico in volume Alaska increase to military overall with market shipments participation Hawaii earlier back Guam improve aPuerto with Volume
Container

3rd Quarter Unit Revenue Update
· to from rate fuel continues all growth and increases upgrade, yield rate across based renewals to revenue mix Unit improve tradelanes Broad cargo improvement recovery Contract continue moderate
Container Per Revenue Unit 8-

Horizon Tiger -9-

TP1 Fleet Enhancement
Trader repositioned to the East Coast Navigator will be repositioned by the end of 2007 Will maximize tonnage tax benefit Additional operating cost is minimal Will provide additional capacity when economy rebounds Fully implemented as of the end of the second quarter Will defer deployment of the two larger C8 vessels into Puerto Rico due to market softness Plan to deploy both C8 vessels into Puerto Rico in the beginning of 2008
10-

Spare Vessels Opportunities
service Intracoastal Charter Jones Act trades expansion Harbor maintenance tax Title XI funding
Continue to evaluate opportunities to deploy four spare vessels Lobbying efforts underway to remove obstacles to intracoastal service Marketing potential service to international carriers Working with unions to provide a competitively priced alternative -11-

Horizon EDGE Update
Sales Management Vessel Operations Safety Service Delivery Equipment Net benefits remain ahead of schedule Focus areas going forward are: Will also continue to build on successes already achieved

Equipment Modernization
· cube high 40’ 600 and 45’ 2007 1,200 of with quarter third continues the business during our added in containers Investment dry
13-

3rd Quarter Vessel Performance – Vessel Availability Vessel Utilization (1) Vessel On-Time Arrival (1) Based on comparable 2006 capacity; new TP1 provided 19.3% more capacity than 2006 and a Q307 utilization of 75.0%

Awards / Recognition
· Award Award Achievement Quality for Safety Awards Quest America 2007 of Excellence Management Shipping of Environmental Logistics Chamber and
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Third Quarter 2007 Earnings Release Brian Taylor President, Horizon Logistics, LLC Logistics Review

Horizon Logistics Update
Separate legal and operating entity established Logistics employees and subsidiaries selected Breakout from Horizon Lines, LLC underway Organizational Review supply chain
First step in expanding the new Horizon Logistics’ management capabilities and service offerings Proven 3PL service provider Custom freight shipping and special handling logistics expertise Aero Logistics Acquisition

Capitalize On Existing Logistics Expertise Mission:
· core deliver the sticky growth to to customers segments create based experience and new complimentary sensitive loyalty acquisition potential services service future management and customer as for margin, well existing demand enhance as transportation to higher will organic value in existing customer grow content for to our additional existing effort potential Leveraging by business value-added significant Driven liner Focused High relationships Significant

Horizon Logistics Today

Building On Existing Foundation Opportunities
· Horizon Jones to beyond expansion beyond capabilities offering shipments potential ocean brokerage logistics solutions service capabilities; truck include of include management to network to management capability international markets effort freight national sales cargo Mexico international a technology transportation intermodal project expand niche acquire based markets or Refocus Expand Lines Expand Act Rapidly other Build Broad

What Will Define Our Success?
Total incremental freight dollars secured from existing Horizon customers New services being sold to existing Aero and Horizon Logistics customers New shippers Revenue and gross profit growth with existing customers
Earnings growth for Horizon Logistics Gross profit generated by each business unit and segment served New value being created: Innovation as measured by the development of new service offerings Customer satisfaction as measured by recognition and awards

Customers Value Proposition
· a position logistics customers to problems and ensuring switching competitive matched chain be on imagine supply not customers’ will transportation cannot our We concentrated and complex service; toughest culture, to improves the customers for focused solutions customer shop repeat real innovation Fanatical stop competitor Providing Superior One problems Customer become

Third Quarter 2007 Earnings Release M. Mark Urbania Executive Vice President & Chief Financial Officer Financial Review

Financial Highlights
· upgrade 2006 mix of softness cargo softness savings quarter volume volume interest third benefits, offset in despite $.60 EDGE nearly improve significant 5.4% to to surpasses by Horizon yielding grows combine continues $.61 controls, of revenue completed EPS cost increases structure rate Capital Refinancing Adjusted Operating Stringent and

Operating Revenue Third Quarter
($ in Millions)
Nine Months

Cargo mix and rate improvement, and revenue from acquisitions more than offset volume shortfall
Operating Revenue

(1) Adjusted Operating Income ($ in Millions) Third Quarter Nine Months Income on page 37. (1) See reconciliation of Operating Income to Adjusted Operating

(1) Adjusted EBITDA ($ in Millions) See reconciliation of Net Income to EBITDA on page 39. (1)

(1)
Adjusted Net Income ($ in Millions)
See reconciliation of Net Income to Adjusted Net Income on page 38.
(1)

(1)
Adjusted Diluted EPS ($)
See reconciliations on pages 35 and 36.
(1)

Free Cash Flow

Refinancing Financial Benefits ($ in Thousands, Except per Share)
2008 15,226 10,589 0.31 12,700 0.37
— $$ $$ $ 2007 5,077 3,531 0.10 4,300 0.13
$$ $$ $ 3,423 2,381 0.07 N/A N/A Q4 2007 $ $$ — 1,654 1,150 0.03 N/A N/A Q3 2007 $ $$ Interest Interest Expense, Diluted EPS (1) Cash Flow per Share Expense, Net Net After Taxes Cash Flow
(1) Includes cash interest savings and tax deductions on purchased bond hedge

Quarter
Financial Guidance 2007 Financial Guidance ($ in Millions except EPS) Fourth
Year
(1) (1)
Revenue EBITDA Diluted EPS Free Cash Flow
1,200 173 1.68 31 $ $$ $
1,190 168 1.56 27 $$ $$
310 48 .65 $$ $ — — — N/A
300 43 .53 $$ $
million debt prepayment and the refinancing. Guidance excludes loss on extinguishment of debt on both the $25 (1)

Financial Appendix

304.7 268.7 36.0 12.2 23.8 3.6 20.2 0.60 0.60 51.8 88.2%
Quarter Ended 33,544,170 33,725,543
Sept 24, 2006 $ — $$$ $
(1)
Adjusted
321.1 285.8 35.3 10.1 25.2 4.5 20.7 0.62 0.61 50.8 89.0%
Quarter Ended Sept 23, 2007 33,130,373 33,769,518 —— — $$ $ $ $
Quarter Ended Sept 24, 2006 304.7 269.5 35.2 12.2 23.0 (29.9) 52.9 1.58 1.57 33,544,170 33,725,543 51.0 88.4% — $$ $ $ $ Actual Quarter Ended Sept 23, 2007 321.1 285.8 35.3 48.1 (12.8) (14.4) 1.6 0.05 0.05 33,130,373 33,769,518 12.8 89.0% $$ $ $ $
Basic Diluted Basic Dilute in Millions, Except per Share Amounts) Operating Revenue Operating Other Expense Pretax Earnings Per Share – Earnings Per Share – Shares Outstanding – Shares Outstanding – EBITDA Operating Expense Operating Income (Loss) Income Income Ratio Adjusted to Tax (Benefit) Expense exclude Net Income non-recurring loss $
Income Statement Summary –3rd Quarter ( (1)

Adjusted Operating IncomeResults ($ in Millions)
73.5 1.7 1.7 75.2
Ended $ Nine Months Sept 24, 2006 $
74.7 — — 74.7
Ended Nine Months Sept 23, 2007 $ $ —— —— —
Quarter Ended Sept 24, 2006 35.2 0.8 0.8 36.0 $ $
Quarter Ended Sept 23, 2007 35.3 — — 35.3 $ $
(1)
Operating Income Adjustments: Transaction Related Expense Total Adjustments Adjusted Operating Income —
Adjusted to exclude non-recurring secondary offering expenses.
(1)

Adjusted Net Income Results ($ in Millions) 61.7 — 1.7 — (29.9) (28.2) 33.5 Ended $ Nine Months Sept 24, 2006 $ 18.2 38.5 — (14.2) (7.3) 17.0 35.2
Ended Nine Months Sept 23, 2007 $ $ —— —— —
Quarter Ended Sept 24, 2006 52.9 — 0.8 — (33.5) (32.7) 20.2
$ $ Quarter Ended 1.6 38.0 — (14.1) (4.8) 19.1 20.7
Sept 23, 2007 $ $ Tax Impact of Adjustments Total Adjustments (1) Net Income Adjustments: Loss on Extinguishment of Debt Transaction Related Expense Tonnage Tax Adjustments Adjusted Net Income —
Adjusted to exclude non-recurring loss on extinguishment of debt, secondary offering expenses, and to retroactively apply tonnage tax. (1) -38-

Net Income / EBITDA Reconciliation



($ in Millions)

	Quarter Ended Sept 23, 2007	Quarter Ended Sept 24, 2006	Nine Months Ended Sept 23, 2007	Nine Months Ended Sept 24, 2006
Net Income	$ 1.6	$ 52.9	$ 18.2	$ 61.7
Interest Expense, Net	10.1	12.2	32.9	36.2
Tax Benefit	(14.4)	(29.9)	(15.0)	(24.3)
Depreciation and Amortization	15.5	15.8	49.9	48.9
EBITDA	12.8	51.0	86.0	122.5
Loss on Extinguishment of Debt	38.0	--	38.5	--
Transaction Related Expense	--	0.8	--	1.7
Adjusted EBITDA	$ 50.8	$ 51.8	$ 124.5	$ 124.2

Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions.

HORIZON LINES®

Always There. Always Delivering.®

-39-

EBITDA Projections ($ in Millions)
[Graphic Appears Here]
40.1 40.7 (10.6) 64.3 38.5
$ Year Ended 2007 35.9 – (11.4) – December 23, $ 21.9 7.7 4.4 14.0 —
$ 2007 17.7 – 3.6 – Quarter Ended $ December 23, Net Income Interest Expense, Net Tax Loss on Expense (Benefit) Depreciation and Amortization Extinguishment of Debt
[Graphic Appears Here]

Free Cash Flow Projection ($ in Millions)

Adjusted Diluted EPS Projections ($ in Millions, Except EPS)
40.1 38.5 (14.2) (7.3) 17.0 $ Year Ended 2007 35.9 – December 23, $ 21.9 — — — — $ 2007 17.7 –
Quarter Ended $ December 23, Net Income Loss on Adjustments: Extinguishment of Debt Tax Impact of Adjustments Tonnage Tax Adjustments Total Adjustments — 57.1 1.68 $ $ 52.9 – 1.56 – $ $ 21.9 0.65 $ $ 17.7 – 0.53 – $ $
(1 [0] Diluted
Adjusted Net Income Earnings Per Share -

Third Quarter 2007 Earnings Release Questions & Answers